UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: May 22, 2019
(Date of earliest event reported)

ITT INC.
(Exact name of registrant as specified in its charter)

Indiana	001-5672	81-1197930
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue White Plains, New York 10604
(Principal Executive Office)

(914) 641-2000
Registrant’s telephone number, including area code
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	ITT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 22, 2019, ITT Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The following votes were taken at the Annual Meeting.

1.
Election of Directors. At the Annual Meeting, the 13 nominees whose names are set forth below were elected as directors, constituting the entire Board of Directors, to serve until the 2020 annual meeting of shareholders or until their respective successors are duly elected and qualified. Relevant voting information for each person was as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Orlando D. Ashford	76,622,877	354,593	86,033	4,598,009
Geraud Darnis	76,878,429	89,884	95,190	4,598,009
Donald DeFosset, Jr.	73,964,323	3,004,652	94,528	4,598,009
Nicholas C. Fanandakis	76,520,016	450,920	92,567	4,598,009
Christina A. Gold	76,109,179	870,735	83,589	4,598,009
Richard P. Lavin	76,628,076	349,858	85,569	4,598,009
Mario Longhi	76,639,784	337,879	85,840	4,598,009
Frank T. MacInnis	76,361,159	606,889	95,455	4,598,009
Rebecca A. McDonald	76,641,011	339,185	83,307	4,598,009
Timothy H. Powers	76,880,031	88,841	94,631	4,598,009
Luca Savi	76,869,430	100,816	93,257	4,598,009
Cheryl L. Shavers	76,875,238	97,181	91,084	4,598,009
Sabrina Soussan	76,880,077	92,593	90,833	4,598,009

2.
Ratification of Appointment of the Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2019 was ratified by the following vote: 80,873,408 shares for the proposal, 676,441 shares against the proposal and 111,663 shares abstaining.

3.
Advisory Vote on 2018 Named Executive Officer Compensation. The proposal for approval, on an advisory basis, of the 2018 compensation of the Company’s named executive officers was approved by the following vote: 74,425,057 shares for the proposal, 2,477,904 shares against the proposal, 160,542 shares abstaining and 4,598,009 broker non-votes.

4.
Shareholder Proposal Requiring a Policy that the Chair of the Board be Independent. The shareholder proposal requiring a policy that the chair of the board be independent was not approved by the following vote: 12,977,464 shares for the proposal, 63,908,394 shares against the proposal, 177,645 shares abstaining and 4,598,009 broker non-votes.

There were no other matters presented for a vote at the Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT Inc. (Registrant)

May 23, 2019	By:	/s/ Mary E. Gustafsson
		Name:	Mary E. Gustafsson
		Title:	Senior Vice President, General Counsel and Corporate Secretary (Authorized Officer of Registrant)

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